October 1, 2009

NU SKIN ENTERPRISES, INC.
One Nu Skin Plaza
75 West Center Street
Provo, Utah 84601
Attention: Chief  Financial Officer

Re:            Consent to Covenant Compliance - Private Shelf Agreement dated as of August 26, 2003

Ladies and Gentlemen:

Reference is made to (a) the Private Shelf Agreement, dated as of August 26, 2003 (as amended or otherwise modified from time to time, the "Agreement"), by and between Nu Skin Enterprises, Inc., a Delaware corporation (the "Company") and each Issuer Subsidiary (as defined therein) which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. ("Prudential") and each Prudential Affiliate (as defined therein) which becomes party thereto, on the other hand, and (b) the Private Shelf Agreement, dated as of
October 1, 2009 (the "2009 Agreement"), by and between the Company and each Issuer Subsidiary (as defined therein) which becomes party thereto, on the one hand, and Prudential and each Prudential Affiliate (as defined therein) which becomes party thereto, on the other hand.
Capitalized terms not defined herein shall have the meanings given to such terms in the Agreement.

Pursuant to the request of the Company and Section 17.1 of the Agreement, Prudential and the holders of Notes (which include the holders of the Series A Senior Notes, Series B Senior Notes, Series C Senior Notes, Series D Senior Notes, Series E Senior Notes, the Series EE
Senior Notes and Series F Senior Notes) agree that:

1.           The Company shall be deemed to be in compliance with or in default under (as the case may be) Section 9 (Affirmative Covenants) other than Sections 9.6, 9.7 and 9.9 thereof by being in compliance with or in default under (as the case may be) Section 9 (Affirmative Covenants) of the of the 2009 Agreement as the same  ay be amended from time to time with the written consent of Prudential and the required holders of notes thereunder.  No termination of the 2009 Agreement in whole or in part shall affect the continued application hereunder of Section 9 thereof and, upon the written request of either the Required Holders of the Notes or the Company, Section 9 of the Agreement shall be amended to restate such section in substantially the same form as then existing in Section 9 of the 2009 Agreement.

2.           The Company shall be deemed to be in compliance with or in default under (as the case may be) Section 10 (Negative Covenants) by being in compliance with or in default under (as the case may be) Section 10 (Negative Covenants) of the of the 2009 Agreement as the same may be amended from time to time with the  written consent of Prudential and the required holders of notes thereunder.  No termination of the 2009 Agreement in whole or in part shall affect the continued application hereunder of Section 10 thereof and, upon the written request of either the Required Holders of the Notes or the Company, Section 10 of the Agreement  shall be amended to restate such section in substantially the same form as then existing in Section 10 of the 2009 Agreement.

This document may be executed in multiple counterparts, which together shall constitute a single document.

This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York, excluding choice-of- law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

[Signature pages follow.]

Sincerely,

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:  /s/ Iris Krause
Its:  Vice President

THE PRINCIPAL INSURANCE COMPANY OF AMERICA

By: /s/ Iris Krause
Its: Vice President

PRUCO LIFE INSURANCE COMPANY

By: /s/ Iris Krause
Its: Vice President

BAYSTATE INVESTMENTS, LLC
Prudential Private Placement Investors, L.P.,
as Investment Advisor
By: Prudential Private Placement Investors,
Inc., General Partner

By: /s/ Iris Krause
Its: Vice President

GOLDEN AMERICAN LIFE INSURANCE COMPANY
Prudential Private Placement Investors, L.P.,
as Investment Advisor
By: Prudential Private Placement Investors,
Inc., General Partner

By: /s/ Iris Krause
Its: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By: Prudential Investment Management,
Inc., Investment Manager

By: /s/ Iris Krause
Its: Vice President

Accepted and agreed to, effective
the date first appearing above:

NU SKIN ENTERPRISES, INC.,
a Delaware corporation

By: /s/ Brian R. Lords
Name:  Brian R. Lords
Title: VP-Treasurer

The undersigned Subsidiary Guarantors
hereby consent and agree to the
foregoing, and to each previous
amendment to the Private Shelf Agreement,
dated as of August 26,2003.

NU SKIN ENTERPRISES HONG KONG,
INC., a Delaware corporation
NU SKIN INTERNATIONAL, INC.,
a Utah corporation
NU SKIN TAIWAN, INC.,
a Utah corporation
NU SKIN ENTERPRISES UNITED STATES,
INC., a Delaware corporation
NSE PRODUCTS, INC.,
a Delaware corporation
NU SKIN ASIA INVESTMENT, INC.,
a Delaware corporation

By: /s/ D. Matthew Dorny
Name: D. Matthew Dorny
Title: Vice President